UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2024

Blackstone Private Credit Fund
(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY	10154
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
503-2100
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Notes Offering
On September 26, 2024, Blackstone Private Credit Fund (the “
Fund
”) and U.S. Bank Trust Company, National Association (the “
Trustee
”) entered into a Fourteenth Supplemental Indenture related to an offering of $400,000,000 in aggregate principal amount of the Fund’s 4.950% notes due 2027 (the “
2027 Notes
”) (the “
Fourteenth Supplemental Indenture
”) and a Fifteenth Supplemental Indenture related to an offering of $400,000,000 in aggregate principal amount of the Fund’s 5.250% notes due 2030 (the “
2030 Notes
” and, together with the 2027 Notes, the “
Notes
”) (the “
Fifteenth Supplemental Indenture
”), which supplement that certain Base Indenture, dated as of September 15, 2021 (as may be further amended, supplemented or otherwise modified from time to time, the “
Base Indenture
” and, together with the Fourteenth Supplemental Indenture and Fifteenth Supplemental Indenture, the “
Indenture
”).
The 2027 Notes and 2030 Notes will mature on September 26, 2027 and April 1, 2030, respectively, and may be redeemed in whole or in part at the Fund’s option at any time or from time to time at the redemption prices set forth in the Indenture. The 2027 Notes bear interest at a rate of 4.950% per year payable semi-annually on March 26 and September 26 of each year, commencing on March 26, 2025, and the 2030 Notes bear interest at a rate of 5.250% per year payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2025.
The Notes are general unsecured obligations of the Fund that rank senior in right of payment to all of the Fund’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu
 with all existing and future unsecured unsubordinated indebtedness issued by the Fund, rank effectively junior to any of the Fund’s secured indebtedness (including unsecured indebtedness that the Fund later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.
The Indenture contain certain covenants, including covenants requiring the Fund to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Fund is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Fund will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.
The foregoing descriptions of the Base Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture and the Notes, respectively, each filed as an exhibit hereto and incorporated by reference herein.
The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons
outside the United States pursuant to Regulation S under the Securities Act (the “
Notes Offering
”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Notes Offering closed on September 26, 2024. The net proceeds to the Fund were approximately $784.1 million, after deducting the initial purchaser discount and estimated offering expenses. The Fund expects to use the net proceeds of the offering for general corporate purposes of it and its subsidiaries.

Registration Rights Agreement
In connection with the Notes Offering, the Fund entered into Registration Rights Agreements, each dated as of September 26, 2024 (the “
Registration Rights Agreements
”), with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, with respect to the 2027 Notes, and with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., with respect to the 2030 Notes, as representatives of the initial purchasers of the Notes. Pursuant to the Registration Rights Agreements, the Fund is obligated to file with the Securities and Exchange Commission a registration statement relating to an offer to exchange the Notes for new notes issued by the Fund that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes, and to use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Fund is not able to effect the exchange offer, the Fund will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Fund fails to satisfy its registration obligations by certain dates specified in the Registration Rights Agreements, it will be required to pay additional interest to the holders of the Notes.
The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreements, filed as exhibits hereto
and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

4.1	Indenture, dated as of September 15, 2021, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

4.2	Fourteenth Supplemental Indenture, dated as of September 26, 2024, relating to the 4.950% Notes due 2027, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee.

4.3	Fifteenth Supplemental Indenture, dated as of September 26, 2024, relating to the 5.250% Notes due 2030, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of 4.950% Notes due 2027 (incorporated by reference to Exhibit 4.2 hereto).

4.5	Form of 5.250% Notes due 2030 (incorporated by reference to Exhibit 4.3 hereto).

4.6	Registration Rights Agreement, dated as of September 26, 2024, relating to the 4.950% Notes due 2027, by and among the Fund and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC as the representatives of the Initial Purchasers.

4.7	Registration Rights Agreement, dated as of September 26, 2024, relating to the 5.250% Notes due 2030, by and among the Fund and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackstone Private Credit Fund

Date: September 26, 2024	By:	/s/ Oran Ebel
Oran Ebel
Chief Legal Officer and Secretary